                                                    Exhibit 99.1

JOINT FILER INFORMATION

Names:

The Lightyear Fund, L.P.
The Lightyear Co-Invest Partnership, L.P.
Lightyear Fund GP, LLC
Marron & Associates, LLC
Donald B. Marron

Address:

375 Park Avenue, 11th Floor
New York, NY 10152

Designated Filer:

Lightyear PBI Holdings, LLC

Issuer and Ticker Symbol:

Goldleaf Financial Solutions, Inc. (GFSI)

Date of Event Requiring Statement:

December 9, 2005

                                 THE LIGHTYEAR FUND, L.P.

                                      By:   Lightyear Fund GP, LLC,
                                             its general partner

                                      By:   Marron & Associates, LLC,
                                             its managing member

                                      By:   /s/ Timothy J. Kacani
                                            -----------------------------------
                                      Name: Timothy J. Kacani
                                            Authorized Signatory

                                 LIGHTYEAR CO-INVEST PARTNERSHIP, L.P.

                                      By:   Lightyear Fund GP, LLC,
                                             its general partner

                                      By:   Marron & Associates, LLC,
                                             its managing member

                                      By:   /s/ Timothy J. Kacani
                                            -----------------------------------
                                      Name: Timothy J. Kacani
                                            Authorized Signatory

                                 LIGHTYEAR FUND GP, LLC

                                      By:   Marron & Associates, LLC,
                                             its managing member

                                      By:   /s/ Timothy J. Kacani
                                            -----------------------------------
                                      Name: Timothy J. Kacani
                                            Authorized Signatory

                                 MARRON & ASSOCIATES, LLC

                                      By:   /s/ Timothy J. Kacani
                                            -----------------------------------
                                      Name: Timothy J. Kacani,
                                            Authorized Signatory

                                      DONALD B. MARRON, an individual

                                      By:   /s/ Timothy J. Kacani
                                            -----------------------------------
                                      Name: Timothy J. Kacani, Attorney-in-Fact